                                                                      EXHIBIT 13

AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET SUBACCOUNTS



                               P(1 + T)/n/ = ERV

Where:

     [P]    equals a hypothetical initial purchase payment of $1,000

     [T] equals the average annual total return ( or fractional period thereof)

     [n]    equals the number of years

     [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period

Except Subaccounts with less than 1 year from the inception date to 12/31/96

     Value Portfolio
     Growth Portfolio
     International Growth Portfolio
     Global Strategic Income Portfolio
     Global Interactive/Telecomm Portfolio

                     P(1 + Cumulative Total Return) = ERV

Where:

     [P] equals a hypothetical initial purchase payment of $1,000

     [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period

     [Cumulative Total Return]  equals the total return since inception

VALUE PORTFOLIO

PERIOD:      INCEPTION

-----------------------------------------------------------------------------------------------------------------------------
   DATE        SURRENDERED                     NOT         AUV BEGIN       AUV END        SURR. VALUE      NON-SURR. VALUE
                                           SURRENDERED
-----------------------------------------------------------------------------------------------------------------------------
  2/1/96            1000.00                  1000.00       9.89126427      11.24464100          1136.83          1136.83
-----------------------------------------------------------------------------------------------------------------------------
 12/31/96            -70.00                     0.00      11.24464100      11.24464100           -70.00             0.00
-----------------------------------------------------------------------------------------------------------------------------
 12/31/96             -1.00                    -1.00      11.24464100      11.24464100            -1.00            -1.00
----------------------------------------------------------------------------------------------------------------------------

                     Assuming Contract Surrendered :             ERV:          1065.83      Avg. Annual
                                                                                                Return:             6.58%
                 Assuming Contract Not Surrendered :             ERV:          1135.83      Avg. Annual
                                                                                                Return:            13.58%

                           DAYS:                 333

GROWTH PORTFOLIO

PERIOD:   INCEPTION

----------------------------------------------------------------------------------------------------------------------------
   DATE       SURRENDERED                     NOT          AUV BEGIN      AUV END        SURR. VALUE      NON-SURR. VALUE
                                          SURRENDERED
----------------------------------------------------------------------------------------------------------------------------
  2/1/96            1000.00                 1000.00        8.96600409     9.59665800           1070.34             1070.34
----------------------------------------------------------------------------------------------------------------------------
 12/31/96            -70.00                    0.00        9.59665800     9.59665800            -70.00                0.00
----------------------------------------------------------------------------------------------------------------------------
 12/31/96             -1.00                   -1.00        9.59665800     9.59665800             -1.00               -1.00
----------------------------------------------------------------------------------------------------------------------------

                    Assuming Contract Surrendered :              ERV:         999.34       Avg. Annual
                                                                                               Return:               -0.07%
                Assuming Contract Not Surrendered :              ERV:        1069.34       Avg. Annual
                                                                                               Return:                6.93%

                            DAYS:               333

INTERNATIONAL
GROWTH PORTFOLIO

PERIOD:   INCEPTION

----------------------------------------------------------------------------------------------------------------------------
   DATE       SURRENDERED                     NOT          AUV BEGIN      AUV END        SURR. VALUE      NON-SURR. VALUE
                                          SURRENDERED
----------------------------------------------------------------------------------------------------------------------------
 3/25/96            1000.00                 1000.00         10.00000000    10.39995900         1040.00             1040.00
----------------------------------------------------------------------------------------------------------------------------
12/31/96             -70.00                    0.00         10.39995900    10.39995900          -70.00                0.00
----------------------------------------------------------------------------------------------------------------------------
12/31/96              -1.00                   -1.00         10.39995900    10.39995900           -1.00               -1.00
----------------------------------------------------------------------------------------------------------------------------

                    Assuming Contract Surrendered :                ERV:         969.00     Avg. Annual
                                                                                               Return:               -3.10%
                Assuming Contract Not Surrendered :                ERV:        1039.00     Avg. Annual
                                                                                               Return:                3.90%

                           DAYS:                280

GLOBAL STRATEGIC
INCOME PORTFOLIO

PERIOD:   INCEPTION

----------------------------------------------------------------------------------------------------------------------------
   DATE       SURRENDERED                     NOT          AUV BEGIN      AUV END        SURR. VALUE              NON-SURR.
                                          SURRENDERED                                                               VALUE
----------------------------------------------------------------------------------------------------------------------------
 2/1/96             1000.00                 1000.00        10.13254892    10.04950200           991.80              991.80
----------------------------------------------------------------------------------------------------------------------------
12/31/96             -70.00                    0.00        10.04950200    10.04950200           -70.00                0.00
----------------------------------------------------------------------------------------------------------------------------
12/31/96              -1.00                   -1.00        10.04950200    10.04950200            -1.00               -1.00
----------------------------------------------------------------------------------------------------------------------------

                    Assuming Contract Surrendered :               ERV:         920.80      Avg. Annual
                                                                                               Return:               -7.92%
                Assuming Contract Not Surrendered :               ERV:         990.80      Avg. Annual
                                                                                               Return:               -0.92%

                           DAYS:                333

GLOBAL INTERACTIVE/TELECOMM
PORTFOLIO

PERIOD:   INCEPTION

----------------------------------------------------------------------------------------------------------------------------
   DATE       SURRENDERED                      NOT         AUV BEGIN      AUV END        SURR. VALUE              NON-SURR.
                                           SURRENDERED                                                              VALUE
----------------------------------------------------------------------------------------------------------------------------
  2/1/96           1000.00                   1000.00        9.94083280    9.86249800            992.12              992.12
----------------------------------------------------------------------------------------------------------------------------
 12/31/96           -70.00                      0.00        9.86249800    9.86249800            -70.00                0.00
----------------------------------------------------------------------------------------------------------------------------
 12/31/96            -1.00                     -1.00        9.86249800    9.86249800             -1.00               -1.00
----------------------------------------------------------------------------------------------------------------------------

                     Assuming Contract Surrendered :              ERV:        921.12       Avg. Annual
                                                                                               Return:               -7.89%
                 Assuming Contract Not Surrendered :              ERV:        991.12       Avg. Annual
                                                                                               Return:               -0.89%

                            DAYS:                333